Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

1 2 .	INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2019	2018
Canadian statutory income tax rate	26.5%	26.5%
Impairment of investments [note 4]	8.2	0.6
Tax on repatriation of foreign earnings	1.9	2.7
Net effect of losses not benefited	0.8	0.4
Foreign rate differentials	(3.3)	(2.9)
Non-taxable capital gains [i]	(2.5)	(0.4)
Research and development tax credits	(2.4)	(1.7)
Earnings of equity accounted investees	(1.3)	(1.6)
Reserve for uncertain tax positions	(0.5)	(1.5)
Manufacturing and processing profits deduction	(0.4)	(0.3)
Valuation allowance on deferred tax assets [ii]	—	(1.8)
US tax reform [iii]	—	0.4
Others	(0.4)	0.6

Effective income tax rate	26.6%	21.0%

[i]	During the year ended December 31, 2019, the Company had non-taxable capital gains mainly related to the sale of the FP&C business [note 3] .
[ii]
GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a
“more-likely-than-not”
standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax
income and tax planning strategies that could be implemented to realize the deferred tax assets.

During the year ended December 31, 2018, the Company released certain of its valuation allowance against deferred tax assets on its Canadian capital losses as a result of the anticipated capital gain from the sale of the FP&C business
[note 3]
. Additionally, the Company released the valuation allowance set up against deferred tax assets in India. The net effect of these valuation allowance releases was $52 million.

[iii]
On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act [the “US Tax Reform”]. At December 31, 2017, in accordance with guidance provided by Securities and Exchange Commission Staff Accounting Bulletin No. 118 [”SAB 118”], the Company made a reasonable estimate of its effects and recognized a provisional $23 million net reduction in income tax expense. In the fourth quarter of 2018, the Company completed its analysis of the tax impact and recorded a net increase of $11 million in income tax expense.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2019	2018
Canadian	$583	$631
Foreign	1,640	2,320

	$2,223	$2,951

[c]	The details of the income tax provision are as follows:

	2019	2018
Current
Canadian	$117	$125
Foreign	467	466

	584	591

Deferred
Canadian	3	24
Foreign	4	4

	7	28

	$591	$619

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2019	2018
Tax depreciation in excess of book depreciation	$7	$32
Book amortization (in excess of) less than tax amortization	43	(1)
Liabilities currently not deductible for tax	(43)	—
Net tax losses benefited	29	(9)
Change in valuation allowance on deferred tax assets	1	(52)
Tax on undistributed foreign earnings	1	34
US tax reform	—	16
Others	(31)	8

	$7	$28

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2019	2018
Assets
Tax benefit of loss carryforwards	$622	$660
Operating lease liabilities	452	—
Liabilities currently not deductible for tax	234	150
Tax credit carryforwards	70	57
Unrealized loss on foreign exchange hedges and retirement liabilities	69	106
Others	41	12
	1,488	985
Valuation allowance against tax benefit of loss carryforwards	(515)	(506)
Other valuation allowance	(170)	(152)
	$803	$327
Liabilities
Operating lease right-of-use assets	447	—
Tax depreciation in excess of book depreciation	242	220
Tax on undistributed foreign earnings	137	141
Other assets book value in excess of tax values	66	50
Unrealized gain on foreign exchange hedges and retirement liabilities	18	8
Unrealized gain on remeasurement of investments	4	9
	914	428
Net deferred tax liabilities	$(111)	$(101)
The net deferred tax liabilities are presented on the consolidated balance sheet in the following categories:

	2019	2018
Long-term deferred tax assets	$308	$300
Long-term deferred tax liabilities	(419)	(401)

	$(111)	$(101)

[f]
The Company has provided for deferred income taxes for the estimated tax cost of distributable earnings of its subsidiaries. Deferred income taxes have not been provided on approximately $5.73 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $484 million for the year ended December 31, 201 9 [2018 - $665 million].

[h]
As of December 31, 2019, the Company had domestic and foreign operating loss carryforwards of $2.43 billion and tax credit carryforwards of $70 million. Approximately $1.67 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2020 and 2039.

[i]
As at December 31, 2019 and 2018, the Company’s gross unrecognized tax benefits were $192 million

and $198 million, respectively [excluding interest and penalties], of which $174 million
and $183 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2019	2018
Balance, beginning of year	$198	$243
Increase based on tax positions related to current year	21	20
Decrease based on tax positions of prior years	(2)	(3)
Increase related to acquisitions	3	8
Settlements	(4)	(13)
Statute expirations	(21)	(50)
Foreign currency translation	(3)	(7)

	$192	$198

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2019 and 2018, the Company had recorded interest and penalties on the unrecognized tax benefits of $46 millio
n
and $39 million, respectively, which reflects a
n
increase
in expenses related to changes in its reserves for interest and penalties of $7 million
in 2019 and a decrease of $6 million in expenses related to changes in its reserves for interest and penalties in 2018.
The Company operates in multiple jurisdictions, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $32 million, of which $24 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, Mexico for years after 201
3
, Canada for years after 201
4
, U.S. federal jurisdiction for years after 201
5
, and in Austria for years after 2015.